UNITED STATES
                   SECURITIES AND EXCHANGE COMMISSION

                        Washington, D.C.  20549

                               FORM 8-K

                            CURRENT REPORT
   Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)    December 16, 2004
                                                ______________________________



                   Abington Community Bancorp, Inc.
______________________________________________________________________________
       (Exact name of registrant as specified in its charter)



      Pennsylvania                   000-51077                  02-0724068
______________________________________________________________________________
(State or other jurisdiction  (Commission File Number)       (IRS Employer
of incorporation)                                          Identification No.)



180 Old York Road, Jenkintown, Pennsylvania                        19046
______________________________________________________________________________
(Address of principal executive offices)                        (Zip Code)



Registrant's telephone number, including area code   (215) 886-8280
                                                  ____________________________



                              Not Applicable
______________________________________________________________________________
(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 240.14d-2(b))
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events
          ------------

     On December 16, 2004, Abington Bank (the "Bank"), a Pennsylvania chartered savings bank and wholly owned subsidiary of Abington Community Bancorp, Inc. (the "Company"), issued a press release announcing the completion of the Bank's mutual holding company reorganization and the related subscription offering for the common stock of the Company. Abington Mutual Holding Company, which owns 55% of the Company's issued and outstanding shares of common stock, is now the mutual holding company for the Company and the Company is the "mid-tier" holding company for the Bank.

     For additional information, reference is made to the press release dated December 16, 2004, which is included as Exhibit 99.1 and is incorporated herein by reference.


Item 9.01 Financial Statements and Exhibits
          ---------------------------------

     (a)  Not applicable.

     (b)  Not applicable.

     (c)  The following exhibits are included with this Report:

          Exhibit No.    Description
          -----------    -----------

            99.1         Press Release, dated December 16, 2004






















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                               SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              ABINGTON COMMUNITY BANCORP, INC.


                              By: /s/ Robert W. White
                                 -----------------------------------------
                                 Name:   Robert W. White
                                 Title:  Chairman, President and
                                               Chief Executive Officer

Date: December 17, 2004





























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